Exhibit 4.150
AMENDED AND RESTATED INTERCREDITOR AGREEMENT
This Amended and Restated Intercreditor Agreement (this “Agreement”), dated August 20, 2026, is among Credit Acceptance Corporation (“CAC”), CAC Warehouse Funding LLC II (“Warehouse Funding II”), CAC Warehouse Funding LLC IV (“Warehouse Funding IV”), CAC Warehouse Funding LLC V (“Warehouse Funding V”), CAC Warehouse Funding LLC VI (“Warehouse Funding VI”), CAC Warehouse Funding LLC VIII (“Warehouse Funding VIII”), Credit Acceptance Funding LLC 2026-2 (“Funding 2026-2”), Credit Acceptance Funding LLC 2026-1 (“Funding 2026-1”), Credit Acceptance Funding LLC 2025-2 (“Funding 2025-2”), Credit Acceptance Funding LLC 2025-1 (“Funding 2025-1”), Credit Acceptance Funding LLC 2024-B (“Funding 2024-B”), Credit Acceptance Funding LLC 2024-3 (“Funding 2024-3”), Credit Acceptance Funding LLC 2024-2 (“Funding 2024-2”), Credit Acceptance Funding LLC 2024-1 (“Funding 2024-1”), Credit Acceptance Funding LLC 2024-A (“Funding 2024-A”), Credit Acceptance Funding LLC 2023-5 (“Funding 2023-5”), Credit Acceptance Funding LLC 2023-3 (“Funding 2023-3”), Credit Acceptance Funding LLC 2023-2 (“Funding 2023-2”), Credit Acceptance Funding LLC 2023-1 (“Funding 2023-1”), Credit Acceptance Funding LLC 2022-2 (“Funding 2022-2”), Credit Acceptance Funding LLC 2021-1 (“Funding 2021-1”), Credit Acceptance Funding LLC 2019-2 (“Funding 2019-2”, and each of Funding 2019-2, Funding 2021-1, Funding 2022-2, Funding 2023-1, Funding 2023-2, Funding 2023-3, Funding 2023-5, Funding 2024-A, Funding 2024-1, Funding 2024-2, Funding 2024-3, Funding 2024-B, Funding 2025-1, Funding 2025-2 Funding 2026-1 and Funding 2026-2, a “Funding”), Credit Acceptance Auto Loan Trust 2026-2 (the “2026-2 Trust”), Credit Acceptance Auto Loan Trust 2026-1 (the “2026-1 Trust”), Credit Acceptance Auto Loan Trust 2025-2 (the “2025-2 Trust”), Credit Acceptance Auto Loan Trust 2025-1 (the “2025-1 Trust”), Credit Acceptance Auto Loan Trust 2024-3 (the “2024-3 Trust”), Credit Acceptance Auto Loan Trust 2024-2 (the “2024-2 Trust”), Credit Acceptance Auto Loan Trust 2024-1 (the “2024-1 Trust”), Credit Acceptance Auto Loan Trust 2024-A (the “2024-A Trust”), Credit Acceptance Auto Loan Trust 2023-5 (the “2023-5 Trust”), Credit Acceptance Auto Loan Trust 2023-3 (the “2023-3 Trust”), Credit Acceptance Auto Loan Trust 2023-2 (the “2023-2 Trust”), Credit Acceptance Auto Loan Trust 2023-1 (the “2023-1 Trust” and collectively with the 2023-1 Trust, the 2023-2 Trust, the 2023-3 Trust, the 2023-5 Trust, the 2024-A Trust, the 2024-1 Trust, the 2024-2 Trust, the 2024-3 Trust, the 2025-1 Trust, the 2025-2 Trust, the 2026-1 Trust and the 2026-2 Trust, the “Trusts”, and each, a “Trust”), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2026-2 Securitization Documents (in either such capacity, the “2026-2 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2026-1 Securitization Documents (in either such capacity, the “2026-1 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2025-2 Securitization Documents (in either such capacity, the “2025-2 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2025-1 Securitization Documents (in either such capacity, the “2025-1 Trustee”, as the context requires), Computershare Trust Company, N.A., as collateral agent under the 2024-B Financing Documents (in such capacity, the “2024-B Collateral Agent”), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2024-3 Securitization Documents (in either such capacity, the “2024-3 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2024-2 Securitization Documents (in either such capacity, the “2024-2 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2024-1 Securitization Documents (in either such capacity, the “2024-1 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2024-A Securitization Documents (in either such capacity, the “2024-A Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2023-5 Securitization Documents (in either such capacity, the “2023-5 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2023-3 Securitization Documents (in either such capacity, the “2023-3 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2023-2 Securitization Documents (in either such capacity, the “2023-2 Trustee”, as the context requires), Computershare Trust Company, N.A., as indenture trustee and trust collateral agent under the 2023-1 Securitization Documents (in either such capacity, the “2023-1 Trustee”, as the context requires), Bank of Montreal, as collateral agent under the 2022-2 Financing Documents (in such capacity, the “2022-2 Collateral Agent”), Fifth Third Bank, National Association, as collateral agent under the 2021-1 Financing Documents (in such capacity, the “2021-1 Collateral Agent”), Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as collateral agent under the 2019-2 Financing Documents (in such capacity, the “2019-2 Collateral Agent”), Computershare Trust Company, N.A. (successor to Wells Fargo Bank, National Association), as collateral agent under the Wells Fargo Warehouse Documents (“WF Warehouse Collateral Agent”), Fifth Third Bank, National Association (formerly known as Fifth Third Bank), as agent under the Fifth Third Warehouse Documents (“Fifth Third”), Bank of Montreal, as collateral agent under the BMO Warehouse Documents (“BMO”), Flagstar Bank, National Association (as successor-by-conversion to Flagstar Bank, FSB), as collateral agent under the Flagstar Warehouse Documents (“Flagstar”), Citizens Bank, N.A., as collateral agent under the Citizens Warehouse Documents (in such capacity, the “Citizens”), Fifth Third Bank, N.A., as successor by merger to Comerica Bank, as agent under the CAC Credit Facility Documents (“CAC Agent”), and each other creditor who becomes a party hereto after the date hereof.
Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Appendix A attached hereto and made part of this Agreement.
Background
A.Pursuant to the terms of the various Dealer Agreements between CAC and the Dealers, Collections from a particular Pool are first used to pay certain collection costs, CAC’s servicing fee and to pay back the Pool’s Advance balance. After the Advance balance under such Pool has been reduced to zero, the Dealer to whom the Pool relates has a contractual right under the related Dealer Agreement to receive a portion of any further Collections with respect to the Pool (such portion of further Collections otherwise payable to the Dealer is referred to herein as “Back-end Dealer Payments”), subject to CAC’s right of offset as described in paragraph Z below.
B.CAC has granted a security interest in CAC’s rights with respect to its Pools (to the extent not released) and related assets generally under the CAC Credit Facility Documents to CAC Agent, as collateral agent for the banks which are parties thereto.

C.CAC, Wells Fargo Bank, National Association and certain other parties entered into a transaction as set forth in the Wells Fargo Warehouse Documents (the “Wells Fargo Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Wells Fargo Warehouse Documents will be) released by CAC Agent, CAC contributed (and will contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding II, and Warehouse Funding II granted the WF Warehouse Collateral Agent, in its capacity as collateral agent, a security interest in Warehouse Funding II’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Wells Fargo Warehouse Loans”).
D.CAC, Fifth Third and certain other parties entered into a transaction as set forth in the Fifth Third Warehouse Documents (the “Fifth Third Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Fifth Third Warehouse Documents will be) released by CAC Agent, CAC contributed (and will contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding V, and Warehouse Funding V granted Fifth Third, in its capacity as collateral agent, a security interest in Warehouse Funding V’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Fifth Third Loans”).
E.CAC, BMO and certain other parties entered into a transaction as set forth in the BMO Warehouse Documents (the “BMO Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the BMO Warehouse Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding IV, and Warehouse Funding IV granted BMO, in its capacity as collateral agent, a security interest in Warehouse Funding IV’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “BMO Warehouse Loans”).
F.CAC, Flagstar and certain other parties entered into a transaction as set forth in the Flagstar Warehouse Documents (the “Flagstar Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Flagstar Warehouse Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding VI, and Warehouse Funding VI granted Flagstar, in its capacity as collateral agent, a security interest in Warehouse Funding VI’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Flagstar Warehouse Loans”).
G.CAC, Citizens Bank, N.A. (“Citizens”), the Citizens Warehouse Collateral Agent and certain other parties entered into a transaction as set forth in the Citizens Warehouse Documents (the “Citizens Warehouse”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the Citizens Warehouse Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Warehouse Funding VIII, and Warehouse Funding VIII granted the Citizens Warehouse Collateral Agent, in its capacity as collateral agent, a security interest in Warehouse Funding VIII’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “Citizens Warehouse Loans”).
H.CAC, the 2019-2 Collateral Agent and certain other parties entered into a transaction as set forth in the 2019-2 Financing Documents (the “2019-2 Financing”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2019-2 Financing Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2019-2, and Funding 2019-2 granted the 2019-2 Collateral Agent, in its capacity as collateral agent, a security interest in Funding 2019-2’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2019-2 Loans”).
I.CAC, the 2021-1 Collateral Agent and certain other parties entered into a transaction as set forth in the 2021-1 Financing Documents (the “2021-1 Financing”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2021-1 Financing Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2021-1, and Funding 2021-1 granted the 2021-1 Collateral Agent, in its capacity as collateral agent, a security interest in Funding 2021-1’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2021-1 Loans”).
J.CAC, the 2022-2 Collateral Agent and certain other parties entered into a transaction as set forth in the 2022-2 Financing Documents (the “2022-2 Financing”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2022-2 Financing Documents will be) released by CAC Agent, CAC transferred (and will transfer) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2022-2, and Funding 2022-2 granted the 2022-2 Collateral Agent, in its capacity as collateral agent, a security interest in Funding 2022-2’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2022-2 Loans”).
K.CAC and the 2023-1 Trustee entered into a transaction as set forth in the 2023-1 Securitization Documents (the “2023-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2023-1 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2023-1, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2023-1 Trust, a trust the depositor of which is Funding 2023-1, and the 2023-1 Trust granted the 2023-1 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2023-1 Loans”).
L.CAC and the 2023-2 Trustee entered into a transaction as set forth in the 2023-2 Securitization Documents (the “2023-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2023-2 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2023-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2023-2 Trust, a trust the depositor of which is Funding 2023-2, and the 2023-2 Trust granted the 2023-2 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2023-2 Loans”).
M.CAC and the 2023-3 Trustee entered into a transaction as set forth in the 2023-3 Securitization Documents (the “2023-3 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2023-3 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2023-3, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2023-3 Trust, a trust the depositor of which is Funding 2023-3, and the 2023-3 Trust granted the 2023-3 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2023-3 Loans”).
N.CAC and the 2023-5 Trustee entered into a transaction as set forth in the 2023-5 Securitization Documents (the “2023-5 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2023-5 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2023-5, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2023-5 Trust, a trust the depositor of which is Funding 2023-5, and the 2023-5 Trust granted the 2023-5 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2023-5 Loans”).
O.CAC and the 2024-A Trustee entered into a transaction as set forth in the 2024-A Securitization Documents (the “2024-A Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2024-A Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2024-A, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2024-A Trust, a trust the depositor of which is Funding 2024-A, and the 2024-A Trust granted the 2024-A Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2024-A Loans”).
P.CAC and the 2024-1 Trustee entered into a transaction as set forth in the 2024-1 Securitization Documents (the “2024-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2024-1 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2024-1, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2024-1 Trust, a trust the depositor of which is Funding 2024-1, and the 2024-1 Trust granted the 2024-1 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2024-1 Loans”).
Q.CAC and the 2024-2 Trustee entered into a transaction as set forth in the 2024-2 Securitization Documents (the “2024-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2024-2 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2024-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2024-2 Trust, a trust the depositor of which is Funding 2024-2, and the 2024-2 Trust granted the 2024-2 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2024-2 Loans”).
R.CAC and the 2024-3 Trustee entered into a transaction as set forth in the 2024-3 Securitization Documents (the “2024-3 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2024-3 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2024-3, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2024-3 Trust, a trust the depositor of which is Funding 2024-3, and the 2024-3 Trust granted the 2024-3 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2024-3 Loans”).
S.CAC, the 2024-B Collateral Agent and certain other parties entered into a transaction as set forth in the 2024-B Financing Documents (the “2024-B Financing”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2024-B Financing Documents will be) released by CAC Agent, CAC sold such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2024-B, and Funding 2024-B granted the 2024-B Collateral Agent, in its capacity as collateral agent, a security interest in Funding 2024-B’s rights to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2024-B Loans”).
T.CAC and the 2025-1 Trustee entered into a transaction as set forth in the 2025-1 Securitization Documents (the “2025-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2025-1 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2025-1, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2025-1 Trust, a trust the depositor of which is Funding 2025-1, and the 2025-1 Trust granted the 2025-1 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2025-1 Loans”).
U.CAC and the 2025-2 Trustee entered into a transaction as set forth in the 2025-2 Securitization Documents (the “2025-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets was (and during the revolving period under the 2025-2 Securitization Documents will be) released by CAC Agent, CAC sold and contributed (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2025-2, which subsequently sold (and will sell) such Pools, Purchased Loans and related assets to the 2025-2 Trust, a trust the depositor of which is Funding 2025-2, and the 2025-2 Trust granted the 2025-2 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2025-2 Loans”).
V.CAC and the 2026-1 Trustee are entering into a transaction as set forth in the 2026-1 Securitization Documents (the “2026-1 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets is being (and during the revolving period under the 2026-1 Securitization Documents will be)

released by CAC Agent, CAC is selling and contributing (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2026-1, which subsequently is selling (and will sell) such Pools, Purchased Loans and related assets to the 2026-1 Trust, a trust the depositor of which is Funding 2026-1, and the 2026-1 Trust is granting the 2026-1 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2026-1 Loans”).
W.CAC and the 2026-2 Trustee are entering into a transaction as set forth in the 2026-2 Securitization Documents (the “2026-2 Securitization”) pursuant to which the security interest with respect to certain specifically identified Pools, Purchased Loans and related assets is being (and during the revolving period under the 2026-2 Securitization Documents will be) released by CAC Agent, CAC is selling and contributing (and will sell and contribute) such Pools, Purchased Loans and related assets to its wholly-owned subsidiary, Funding 2026-2, which subsequently is selling (and will sell) such Pools, Purchased Loans and related assets to the 2026-2 Trust, a trust the depositor of which is Funding 2026-2, and the 2026-2 Trust is granting the 2026-2 Trustee a security interest in its right, title and interest in and to such Pools, Purchased Loans and related assets (such Pools, Purchased Loans and related assets are referred to herein as the “2026-2 Loans”).
X.CAC Agent retains a security interest in Pools, Purchased Loans and related assets which (i) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the WF Warehouse Collateral Agent pursuant to the Wells Fargo Warehouse, (ii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Fifth Third pursuant to the Fifth Third Warehouse, (iii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to BMO pursuant to the BMO Warehouse, (iv) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Flagstar pursuant to the Flagstar Warehouse, (v) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to Citizens pursuant to the Citizens Warehouse, (vi) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2019-2 Collateral Agent pursuant to the 2019-2 Financing, (vii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2021-1 Collateral Agent pursuant to the 2021-1 Financing, (viii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2022-2 Collateral Agent pursuant to the 2022-2 Financing, (ix) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2023-1 Trustee pursuant to the 2023-1 Securitization, (x) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2023-2 Trustee pursuant to the 2023-2 Securitization, (xi) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2023-3 Trustee pursuant to the 2023-3 Securitization, (xii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2023-5 Trustee pursuant to the 2023-5 Securitization, (xiii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2024-A Trustee pursuant to the 2024-A Securitization, (xiv) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2024-1 Trustee pursuant to the 2024-1 Securitization, (xv) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2024-2 Trustee pursuant to the 2024-2 Securitization, (xvi) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2024-3 Trustee pursuant to the 2024-3 Securitization, (xvii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets has not been (and will not be) granted to the 2024-B Collateral Agent pursuant to the 2024-B Financing, (xviii) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets is not being (and will not be) granted to the 2025-1 Trustee pursuant to the 2025-1 Securitization, (xix) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets is not being (and will not be) granted to the 2025-2 Trustee pursuant to the 2025-2 Securitization, (xx) have not been (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets is not being (and will not be) granted to the 2026-1 Trustee pursuant to the 2026-1 Securitization and (xxi) are not being (and will not be) released, and a security interest encumbering such Pools, Purchased Loans and related assets is not being (and will not be) granted to the 2026-2 Trustee pursuant to the 2026-2 Securitization (such unreleased Pools, Purchased Loans and related assets are referred to herein as the “CAC Agent Loans”).
Y.The Dealer Agreements permit CAC and its assignees, under certain circumstances, to set off any Collections received with respect to any Pool of a Dealer against Advances under other Pools of that Dealer and such set off rights are authorized and permitted under the CAC Credit Facility Documents, the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the BMO Warehouse Documents, the Flagstar Warehouse Documents, the Citizens Warehouse Documents, the 2026-2 Securitization Documents, the 2026-1 Securitization Documents, the 2025-2 Securitization Documents, the 2025-1 Securitization Documents, the 2024-B Financing Documents, the 2024-3 Securitization Documents, the 2024-2 Securitization Documents, the 2024-1 Securitization Documents, the 2024-A Securitization Documents, the 2023-5 Securitization Documents, the 2023-3 Securitization Documents, the 2023-2 Securitization Documents, the 2023-1 Securitization Documents, the 2022-2 Financing Documents, the 2021-1 Financing Documents and the 2019-2 Financing Documents.
Z.The parties hereto acknowledge that the rights of CAC or its assigns, pursuant to the Dealer Agreements, to set off Collections received with respect to a Pool against the outstanding balance under any other Pool are not intended, and should not be permitted, to be used to prejudice the collateral position of any of the parties hereto, and therefore the exercise of such rights should be limited to Back-end Dealer Payments.
In consideration of the mutual premises and promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
Agreements
1.Confirmation. Notwithstanding any statement or provision contained in the Financing Documents or otherwise to the contrary, and irrespective of the time, order or method of attachment or perfection of security interests granted pursuant to the Financing Documents, respectively, or the time or order of filing or recording of any financing statements, or other notices of security interests, liens or other interests granted pursuant to the Financing Documents, respectively, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests, and irrespective of anything contained in any filing or agreement to which any Creditor may now or hereafter be a party and irrespective of the ordinary rules for determining priority under the Uniform Commercial Code or under any other law governing the relative priorities of secured creditors, subject, however, to the terms and conditions of this Agreement:
(a)Release by the WF Warehouse Collateral Agent. The WF Warehouse Collateral Agent, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the Wells Fargo Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding II to use Collections on its behalf contrary to clause (a)(i). The WF Warehouse Collateral Agent agrees that the lien and security interest granted to it pursuant to the Wells Fargo Warehouse Documents does not and shall not attach to the CAC Agent Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(b)Release by Fifth Third. Fifth Third, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the Fifth Third Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding V to use Collections on its behalf contrary to clause (b)(i). Fifth Third, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Fifth Third Warehouse Documents does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(c)Release by the 2019-2 Collateral Agent. The 2019-2 Collateral Agent (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the

2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2019-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Funding 2019-2 to use Collections on its behalf contrary to clause (c)(i). The 2019-2 Collateral Agent agrees that the lien and security interest granted to the 2019-2 Collateral Agent pursuant to the 2019-2 Financing Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(d)Release by the 2021-1 Collateral Agent. The 2021-1 Collateral Agent (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2021-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Funding 2021-1 to use Collections on its behalf contrary to clause (d)(i). The 2021-1 Collateral Agent agrees that the lien and security interest granted to the 2021-1 Collateral Agent pursuant to the 2021-1 Financing Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(e)Release by the 2022-2 Collateral Agent. The 2022-2 Collateral Agent (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2022-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Funding 2022-2 to use Collections on its behalf contrary to clause (e)(i). The 2022-2 Collateral Agent agrees that the lien and security interest granted to the 2022-2 Collateral Agent pursuant to the 2022-2 Financing Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third

Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(f)Release by the 2023-1 Trustee. The 2023-1 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2023-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2023-1 or the 2023-1 Trust to use Collections on its behalf contrary to clause (f)(i). The 2023-1 Trust agrees that the lien and security interest granted to the 2023-1 Trustee pursuant to the 2023-1 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(g)Release by the 2023-2 Trustee. The 2023-2 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2023-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2023-2 or the 2023-2 Trust to use Collections on its behalf contrary to clause (g)(i). The 2023-2 Trust agrees that the lien and security interest granted to the 2023-2 Trustee pursuant to the 2023-2 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(h)Release by the 2023-3 Trustee. The 2023-3 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A

Loans, the 2023-5 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2023-3 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2023-3 or the 2023-3 Trust to use Collections on its behalf contrary to clause (h)(i). The 2023-3 Trust agrees that the lien and security interest granted to the 2023-3 Trustee pursuant to the 2023-3 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(i)Release by the 2023-5 Trustee. The 2023-5 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2023-5 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2023-5 or the 2023-5 Trust to use Collections on its behalf contrary to clause (i)(i). The 2023-5 Trust agrees that the lien and security interest granted to the 2023-5 Trustee pursuant to the 2023-5 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(j)Release by the 2024-A Trustee. The 2024-A Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2024-A Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2024-A or the 2024-A Trust to use Collections on its behalf contrary to clause (j)(i). The 2024-A Trust agrees that the lien and security interest granted to the 2024-A Trustee pursuant to the 2024-A Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the

2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(k)Release by the 2024-1 Trustee. The 2024-1 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2024-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2024-1 or the 2024-1 Trust to use Collections on its behalf contrary to clause (k)(i). The 2024-1 Trust agrees that the lien and security interest granted to the 2024-1 Trustee pursuant to the 2024-1 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(l)Release by the 2024-2 Trustee. The 2024-2 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2024-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2024-2 or the 2024-2 Trust to use Collections on its behalf contrary to clause (l)(i). The 2024-2 Trust agrees that the lien and security interest granted to the 2024-2 Trustee pursuant to the 2024-2 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(m)Release by the 2024-3 Trustee. The 2024-3 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer

Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2024-3 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2024-3 or the 2024-3 Trust to use Collections on its behalf contrary to clause (m)(i). The 2024-3 Trust agrees that the lien and security interest granted to the 2024-3 Trustee pursuant to the 2024-3 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(n)Release by the 2024-B Collateral Agent. The 2024-B Collateral Agent (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2024-B Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Funding 2024-B to use Collections on its behalf contrary to clause (n)(i). The 2024-B Collateral Agent agrees that the lien and security interest granted to the 2024-B Collateral Agent pursuant to the 2024-B Financing Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(o)Release by the 2025-1 Trustee. The 2025-1 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2025-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2025-1 or the 2025-1 Trust to use Collections on its behalf contrary to clause (o)(i). The 2025-1 Trust agrees that the lien and security interest granted to the 2025-1 Trustee pursuant to the 2025-1 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1

Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(p)Release by the 2025-2 Trustee. The 2025-2 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2025-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2025-2 or the 2025-2 Trust to use Collections on its behalf contrary to clause (p)(i). The 2025-2 Trust agrees that the lien and security interest granted to the 2025-2 Trustee pursuant to the 2025-2 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(q)Release by the 2026-1 Trustee. The 2026-1 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the 2026-1 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2026-1 or the 2026-1 Trust to use Collections on its behalf contrary to clause (q)(i). The 2026-1 Trust agrees that the lien and security interest granted to the 2026-1 Trustee pursuant to the 2026-1 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(r)Release by the 2026-2 Trustee. The 2026-2 Trustee (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility

Documents against amounts owing under the 2026-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer, Funding 2026-2 or the 2026-2 Trust to use Collections on its behalf contrary to clause (r)(i). The 2026-2 Trust agrees that the lien and security interest granted to the 2026-2 Trustee pursuant to the 2026-2 Securitization Documents to which it is a party does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(s)Release by BMO. BMO, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the BMO Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding IV to use Collections on its behalf contrary to clause (s)(i). BMO, as collateral agent, agrees that the lien and security interest granted to it pursuant to the BMO Warehouse Documents does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(t)Release by CAC Agent. CAC Agent (i) releases any and all rights in and to any Collections with respect to the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans or the 2019-2 Loans other than amounts collected under the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans or the 2019-2 Loans, which are owed to Dealers as Back-end Dealer Payments and which are subject to set off by CAC pursuant to the related Dealer Agreement and which have not been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans and the 2019-2 Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, or any successor servicer to use Collections on its behalf contrary to clause (t)(i) above.

Except for Back-end Dealer Payments to the extent provided in clause (t)(i) above, CAC Agent agrees that the lien and security interest granted to it pursuant to the CAC Credit Facility Documents does not and shall not attach to the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans or the 2019-2 Loans and shall not assert any claim against the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or Collections related thereto.
(u)Release by Flagstar. Flagstar, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the Flagstar Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding VI to use Collections on its behalf contrary to clause (u)(i). Flagstar, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Flagstar Warehouse Documents does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Citizens Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
(v)Release by Citizens. Citizens, as the collateral agent, (i) releases any and all rights in and to any Collections with respect to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1 Loans, the 2019-2 Loans or in any Back-end Dealer Payments; provided, that no release shall have been granted with respect to amounts collected under any Pools which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents against amounts owing under the Citizens Warehouse Loans and (ii) relinquishes all rights it has or may have to require CAC, individually or as servicer, any successor servicer or Warehouse Funding VIII to use Collections on its behalf contrary to clause (v)(i). Citizens, as collateral agent, agrees that the lien and security interest granted to it pursuant to the Citizens Warehouse Documents does not and shall not attach to the CAC Agent Loans, the Wells Fargo Warehouse Loans, the Fifth Third Loans, the BMO Warehouse Loans, the Flagstar Warehouse Loans, the 2026-2 Loans, the 2026-1 Loans, the 2025-2 Loans, the 2025-1 Loans, the 2024-B Loans, the 2024-3 Loans, the 2024-2 Loans, the 2024-1 Loans, the 2024-A Loans, the 2023-5 Loans, the 2023-3 Loans, the 2023-2 Loans, the 2023-1 Loans, the 2022-2 Loans, the 2021-1

Loans, the 2019-2 Loans (or related Collections) or to any Back-end Dealer Payments and shall not assert any claim thereto.
2.Covenant of the CAC Entities.
(a)Each of the CAC Entities covenants that it shall not use any right it may have under the Dealer Agreements or the Purchase Agreements, whether at the direction of CAC Agent, the WF Warehouse Collateral Agent, Fifth Third, BMO, Flagstar, Citizens, the 2026-2 Trustee, the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-B Collateral Agent, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2022-2 Collateral Agent, the 2021-1 Collateral Agent, the 2019-2 Collateral Agent or otherwise, to set off any Collections, other than amounts which are owed to Dealers as Back-end Dealer Payments, from one Pool against amounts owed under another Pool encumbered in favor of another Creditor.
(b)Each of the CAC Entities covenants that it will require any other person or entity which hereafter acquires any security interest in the Pools, Dealer Agreements, Purchased Loans and related assets from a CAC Entity to become parties to this Agreement by executing an amendment or acknowledgment, in form and substance reasonably satisfactory to CAC and the Creditors, by which such persons or entities agree to be bound by the terms of this Agreement, and delivering such signed amendment or acknowledgement hereof to each of the CAC Entities and the Creditors; provided, however, that in the event the amount owed by the CAC Entities to any Creditor shall be reduced to zero and such Creditor shall have no obligation or agreement to make any further advances to any CAC Entity, such Creditor shall have no rights under this Section 2(b).
3.Turnover of Proceeds. The parties hereto agree that if, at any time, a Creditor (a “Receiving Creditor”) (x) receives any payment, distribution, security or the proceeds thereof to which another Creditor or Creditors shall, under the terms of Section 1 of this Agreement, be entitled (the “Wrong Payments”) and (y) the Receiving Creditor either (A) had actual knowledge, at the time of such receipt, that such payment, distribution or proceeds were wrongfully received by it or (B) another Creditor or Creditors shall have given written notice to the Receiving Creditor, prior to such receipt, of its good faith belief that such payments, distributions or proceeds are being misapplied, and such notice contains evidence reasonably satisfactory to the Receiving Creditor of such misapplication, then such Receiving Creditor shall receive and hold the same separately and in trust for the benefit of, and shall forthwith pay over and deliver the same to, the relevant Creditor. Without limiting the rights and remedies of the other Creditors, to the extent the Wrong Payments have been received and applied by the Receiving Creditor making the turnover of the same impossible, the Receiving Creditor agrees that such Wrong Payments shall be netted against future payments to which it is entitled under the relevant Financing Documents. For purposes of the foregoing, (i) the actual knowledge of the 2026-2 Trustee shall be determined based on the actual knowledge of the 2026-2 Trustee’s Responsible Officers (as defined in the 2026-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (ii) the actual knowledge of the 2026-1 Trustee shall be determined based on the actual knowledge of the 2026-1 Trustee’s Responsible Officers (as defined in the 2026-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (iii) the actual knowledge of the 2025-2 Trustee shall be determined based on the actual knowledge of the 2025-2 Trustee’s Responsible Officers (as defined in the 2025-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (iv) the actual knowledge of the 2025-1 Trustee shall be determined based on the actual knowledge of the

2025-1 Trustee’s Responsible Officers (as defined in the 2025-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (v) the actual knowledge of the 2024-B Collateral Agent shall be determined based on the actual knowledge of the 2024-B Collateral Agent’s Responsible Officers (as defined in the 2024-B Financing Documents), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (vi) the actual knowledge of the 2024-3 Trustee shall be determined based on the actual knowledge of the 2024-3 Trustee’s Responsible Officers (as defined in the 2024-3 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (vii) the actual knowledge of the 2024-2 Trustee shall be determined based on the actual knowledge of the 2024-2 Trustee’s Responsible Officers (as defined in the 2024-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (viii) the actual knowledge of the 2024-1 Trustee shall be determined based on the actual knowledge of the 2024-1 Trustee’s Responsible Officers (as defined in the 2024-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (ix) the actual knowledge of the 2024-A Trustee shall be determined based on the actual knowledge of the 2024-A Trustee’s Responsible Officers (as defined in the 2024-A Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (x) the actual knowledge of the 2023-5 Trustee shall be determined based on the actual knowledge of the 2023-5 Trustee’s Responsible Officers (as defined in the 2023-5 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xi) the actual knowledge of the 2023-3 Trustee shall be determined based on the actual knowledge of the 2023-3 Trustee’s Responsible Officers (as defined in the 2023-3 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xii) the actual knowledge of the 2023-2 Trustee shall be determined based on the actual knowledge of the 2023-2 Trustee’s Responsible Officers (as defined in the 2023-2 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xiii) the actual knowledge of the 2023-1 Trustee shall be determined based on the actual knowledge of the 2023-1 Trustee’s Responsible Officers (as defined in the 2023-1 Indenture), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xiv) the actual knowledge of the 2022-2 Collateral Agent shall be determined based on the actual knowledge of the 2022-2 Collateral Agent’s Responsible Officers (as defined in the 2022-2 Financing Documents), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xv) the actual knowledge of the 2021-1 Collateral Agent shall be determined based on the actual knowledge of the 2021-1 Collateral Agent’s Responsible Officers (as defined in the 2021-1 Financing Documents), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xvi) the actual knowledge of the 2019-2 Collateral Agent shall be determined based on the actual knowledge of the 2019-2 Collateral Agent’s Responsible Officers (as defined in the 2019-2 Loan and Security Agreement), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, (xvii) the actual knowledge of the WF Warehouse Collateral Agent shall be determined based on the actual knowledge of the WF Warehouse Collateral Agent’s Responsible Officers (as defined in the Wells Fargo Warehouse Documents), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds, and (xviii) the actual knowledge of Fifth Third shall be determined based on the actual knowledge of Fifth Third’s Responsible Officers (as defined in the Fifth Third Warehouse

Documents), it being understood that each such Responsible Officer shall have no duty to make any inquiry regarding the propriety of any payment, distribution or proceeds.
4.Further Assurances. Each Creditor and CAC Entity agrees that it shall be bound by all of the provisions of this Agreement. Without limiting any other provision hereof, each of the Creditors and CAC Entities agrees that it will promptly execute such instruments, notices or other documents as may be reasonably requested in writing by any party hereto for the purpose of confirming the provisions of this Agreement or better effectuating the intent hereof. CAC will reimburse each Creditor for all reasonable expenses incurred by such Creditor pursuant to this Section 4.
5.Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Each of the parties hereto agrees to the non-exclusive jurisdiction of any federal court located within the State of New York. Each of the parties hereto hereby waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder in any of the aforementioned courts, and consents to the granting of such legal or equitable relief as is deemed appropriate by such court. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER FINANCING DOCUMENT, OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
6.Counterparts. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of Notes when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
7.Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
8.No Proceedings. Each of the parties hereto hereby agrees that it will not institute against, or join any other person in instituting against, Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, Warehouse Funding VIII, Funding 2026-2, Funding 2026-1, the 2026-2 Trust, the 2026-1 Trust, Funding 2025-2, the 2025-2 Trust, Funding 2025-1, the 2025-1 Trust, Funding 2024-B, Funding 2024-3, the 2024-3 Trust, Funding 2024-2, the 2024-2 Trust, Funding 2024-1, the 2024-1 Trust, Funding 2024-A, the 2024-A Trust,

Funding 2023-5, the 2023-5 Trust, Funding 2023-3, the 2023-3 Trust, Funding 2023-2, the 2023-2 Trust, Funding 2023-1, the 2023-1 Trust, Funding 2022-2, Funding 2021-1 or Funding 2019-2, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law so long as there shall not have elapsed one year and one day after there are no remaining amounts owed to any of the Creditors by any of the CAC Entities pursuant to the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the BMO Warehouse Documents, the Flagstar Warehouse Documents, the Citizens Warehouse Documents, the 2026-2 Securitization Documents, the 2026-1 Securitization Documents, the 2025-2 Securitization Documents, the 2025-1 Securitization Documents, the 2024-B Financing Documents, the 2024-3 Securitization Documents, the 2024-2 Securitization Documents, the 2024-1 Securitization Documents, the 2024-A Securitization Documents, the 2023-5 Securitization Documents, the 2023-3 Securitization Documents, the 2023-2 Securitization Documents, the 2023-1 Securitization Documents, the 2022-2 Financing Documents, the 2021-1 Financing Documents and the 2019-2 Financing Documents.
9.Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing executed by all of the parties hereto; provided that if the amount owed by the CAC Entities to any Creditor shall be reduced to zero and such Creditor shall have no obligation or agreement to make any further advances to any CAC Entity, this Agreement may be amended by the other parties hereto without the consent of such Creditor.
10.No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
11.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, including any successor or assignor to the 2026-2 Trustee under the 2026-2 Securitization Documents. any successor or assignor to the 2026-1 Trustee under the 2026-1 Securitization Documents, any successor or assignor to the 2025-2 Trustee under the 2025-2 Securitization Documents, any successor or assignor to the 2025-1 Trustee under the 2025-1 Securitization Documents, any successor or assignor to the 2024-3 Trustee under the 2024-3 Securitization Documents, any successor or assignor to the 2024-2 Trustee under the 2024-2 Securitization Documents, any successor or assignor to the 2024-1 Trustee under the 2024-1 Securitization Documents, any successor or assignor to the 2024-A Trustee under the 2024-A Securitization Documents, any successor or assignor to the 2023-5 Trustee under the 2023-5 Securitization Documents, any successor or assignor to the 2023-3 Trustee under the 2023-3 Securitization Documents, any successor or assignor to the 2023-2 Trustee under the 2023-2 Securitization Documents, and any successor or assignor to the 2023-1 Trustee under the 2023-1 Securitization Documents.
12.Notices. Except as otherwise provided herein, all notices or demand hereunder to the parties hereto shall be sufficient if made in writing, and: (i) sent via certified or registered mail (or the equivalent thereof), postage prepaid, (ii) delivered by messenger or overnight courier, or (iii) transmitted via electronic means or facsimile with a confirmation of the receipt thereof. Notice shall be deemed to be given for purposes of this Agreement on the day of receipt. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands and other communications in writing shall be given to or made upon the respective parties hereto: (a) in the case of any of the CAC Entities, to Silver Triangle Building, 25505 West Twelve Mile Road, Southfield, Michigan 48034-8339, Attention: Jay Brinkley, telephone: (704) 287-4938, email: jbrinkley@creditacceptance.com; (b) in the case of the 2026-2 Trust, the 2026-1 Trust, the 2025-2 Trust, the 2025-1 Trust, the 2024-3 Trust, the 2024-2 Trust, the 2024-1 Trust, the 2024-A Trust, 2023-5 Trust, the 2023-3 Trust and the 2023-2 Trust also to Computershare Delaware Trust Company, 1521 Concord Pike, Suite 201,

Wilmington, Delaware 19803, (c) in the case of the 2023-1 Trust, also to Delle Donne Corporate Center, Mail Code: EX-DE-WD2D, 1011 Centre Road, Wilmington, Delaware 19805 Attention: Global Corporate Trust, telephone: (302) 576-3704, facsimile: (302) 576-3717; (d) in the case of Fifth Third or the 2021-1 Collateral Agent, to 38 Fountain Square Plaza, MD 109046, Cincinnati, Ohio 45263, Attention: Brian Gardner, telephone: (513) 534-7949, facsimile: (513) 534-0319; (e) in the case of BMO or the 2022-2 Collateral Agent, to Bank of Montreal, 320 South Canal Street, 4th Floor, Chicago, Illinois 60606, Attention: Karen Louie, Facsimile No.: (312) 293-4948, Confirmation No.: (312) 293-4410; (f) in the case of the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-B Collateral Agent, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2019-2 Collateral Agent and the WF Warehouse Collateral Agent, to 1505 Energy Park Drive, St. Paul, Minnesota 55108 Attention: Corporate Trust Services – Asset-Backed Administration, telephone: (612) 393-7304; (g) in the case of CAC Agent, to 36455 Corporate Drive, Mail Code 3394, Farmington Hills, MI 48331, Attention: Minh Huong, telephone: (313) 222-6146, facsimile: (313) 222-3716; (h) in the case of Flagstar, to 5151 Corporate Drive, Troy, Michigan 48098, Attention: Patrick Green, telephone: (248) 312-2593, facsimile: (248) 250-5845; and (i) in the case of Citizens, to Citizens Bank, N.A., 600 Washington Boulevard, Stamford, Connecticut, 06901, Attention: Erik Priede, telephone: (203) 900-6824.
13.Direction Orders. CAC, as administrator under the 2026-2 Securitization Documents, and Funding 2026-2, as certificateholder, each directs the Owner Trustee of the 2026-2 Trust to enter into this Agreement; CAC, as administrator under the 2026-1 Securitization Documents, and Funding 2026-1, as certificateholder, each directs the Owner Trustee of the 2026-1 Trust to enter into this Agreement; CAC, as administrator under the 2025-2 Securitization Documents, and Funding 2025-2, as certificateholder, each directs the Owner Trustee of the 2025-2 Trust to enter into this Agreement; CAC, as administrator under the 2025-1 Securitization Documents, and Funding 2025-1, as certificateholder, each directs the Owner Trustee of the 2025-1 Trust to enter into this Agreement; CAC, as administrator under the 2024-3 Securitization Documents, and Funding 2024-3, as certificateholder, each directs the Owner Trustee of the 2024-3 Trust to enter into this Agreement; CAC, as administrator under the 2024-2 Securitization Documents, and Funding 2024-2, as certificateholder, each directs the Owner Trustee of the 2024-2 Trust to enter into this Agreement; CAC, as administrator under the 2024-1 Securitization Documents, and Funding 2024-1, as certificateholder, each directs the Owner Trustee of the 2024-1 Trust to enter into this Agreement; CAC, as administrator under the 2024-A Securitization Documents, and Funding 2024-A, as certificateholder, each directs the Owner Trustee of the 2024-A Trust to enter into this Agreement; CAC, as administrator under the 2023-5 Securitization Documents, and Funding 2023-5, as certificateholder, each directs the Owner Trustee of the 2023-5 Trust to enter into this Agreement; CAC, as administrator under the 2023-3 Securitization Documents, and Funding 2023-3, as certificateholder, each directs the Owner Trustee of the 2023-3 Trust to enter into this Agreement; CAC, as administrator under the 2023-2 Securitization Documents, and Funding 2023-2, as certificateholder, each directs the Owner Trustee of the 2023-2 Trust to enter into this Agreement; and CAC, as administrator under the 2023-1 Securitization Documents, and Funding 2023-1, as certificateholder, each directs the Owner Trustee of the 2023-1 Trust to enter into this Agreement.
14.Termination. Each party’s rights and obligations under this Agreement shall terminate at the time all amounts due to or owed by such party have been paid in full and such party’s applicable Financing Documents have been terminated so long as each party whose rights and obligations are subject to termination pursuant to this Section 14 (i) has no actual knowledge or written notice of payments, distributions, security or the proceeds thereof to which another Creditor or Creditors is entitled, as provided in Section 3 hereof, and (ii) has not received a written notice from CAC Agent under the CAC Credit Facility Documents that there is a

“Default” or an “Event of Default” (as such terms are defined therein) at the time of the termination of the applicable Financing Documents.
15.Integration; Termination of Prior Agreement. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. Without limiting the generality of the foregoing, this Agreement is intended to supersede the Prior Agreement in its entirety. Each of CAC Agent, the WF Warehouse Collateral Agent, Fifth Third, BMO, Flagstar, Citizens, the 2026-2 Trustee, the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-B Collateral Agent, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2022-2 Collateral Agent, the 2021-1 Collateral Agent, the 2019-2 Collateral Agent and the CAC Entities that were parties to the Prior Agreement further acknowledge and agree that, as among themselves, this Agreement supersedes the Prior Agreement with respect to their rights as against each other and that this Agreement shall govern their rights against each other and the other parties hereto.
16.AML Law. The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, the “AML Law”), each of CAC Agent, the WF Warehouse Collateral Agent, Fifth Third, BMO, Flagstar, Citizens, the 2026-2 Trustee, the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-B Collateral Agent, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2022-2 Collateral Agent, the 2021-1 Collateral Agent and the 2019-2 Collateral Agent (collectively, and as applicable, the “Trustees”) is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Trustees. Each party hereby agrees that it shall provide the Trustees with such identifying information and documentation as the Trustees may request from time to time in order to enable the Trustees to comply with all applicable requirements of AML Law.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a Trust or other legal entity, the Trustees ask for documentation to verify its formation and existence as a legal entity. The Trustees may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.
17.Concerning the Owner Trustees. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by each of Computershare Delaware Trust Company and U.S. Bank Trust National Association solely in its capacity as trustee on behalf of its respective Trust and not individually or personally (in such capacity, the “Owner Trustee”), at the direction of, as applicable, CAC, as administrator, or the relevant Funding entity, each as certificateholder, pursuant to and in the exercise of the powers and authority conferred and vested in it under the Trust Agreement of the respective Trust, (ii) each of the representations, warranties, undertakings and agreements herein made on the part of each Trust is not made or intended as personal representations, warranties, undertakings and agreements of Computershare Delaware Trust Company, U.S. Bank Trust National Association or the Owner Trustee but is made and intended for the purpose of binding, and is binding only on, the applicable Trust, (iii) nothing herein contained shall be construed as creating any obligation or liability on Computershare Delaware Trust Company or U.S. Bank Trust National

Association, individually or personally or as Owner Trustee, to perform any covenant either expressed or implied contained herein, all such obligation or liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) neither Computershare Delaware Trust Company nor U.S. Bank Trust National Association, individually or as Owner Trustee, has made any investigation as to the accuracy or completeness of any representations or warranties made by its respective Trust(s) in this Agreement and (v) under no circumstances shall Computershare Delaware Trust Company, U.S. Bank Trust National Association or the Owner Trustee be personally liable for the payment of any indebtedness, indemnities or expenses of its respective Trust(s) or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by its respective Trust(s) under this Agreement, or any other related documents, as to all of which recourse shall be had solely to the assets of the applicable Trusts.
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This Amended and Restated Intercreditor Agreement has been executed and delivered by the parties hereto as of the date first above written.

CREDIT ACCEPTANCE CORPORATION
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CAC WAREHOUSE FUNDING LLC II
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CAC WAREHOUSE FUNDING LLC IV
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CAC WAREHOUSE FUNDING LLC V
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CAC WAREHOUSE FUNDING LLC VI
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CAC WAREHOUSE FUNDING LLC VIII
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2026-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2026-1
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2025-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2025-1
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2024-B
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2024-3
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2024-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurerr
CREDIT ACCEPTANCE FUNDING LLC 2024-1
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2024-A
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2023-5
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2023-3
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2023-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2023-1
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2022-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer
CREDIT ACCEPTANCE FUNDING LLC 2021-1
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer

CREDIT ACCEPTANCE FUNDING LLC 2019-2
/s/ James B. Brinkley II
By: James B. Brinkley II
Title: Treasurer

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2026-2

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2026-1

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2025-2

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2025-1

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2024-3

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2024-2

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President
CREDIT ACCEPTANCE AUTO
LOAN TRUST 2024-1

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2024-A

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2023-5

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2023-3

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2023-2

By: Computershare Delaware Trust Company,
not in its individual capacity but solely as Owner Trustee

/s/ Molly Ann Breffitt
By: Molly Ann Breffitt
Title: Vice President

CREDIT ACCEPTANCE AUTO
LOAN TRUST 2023-1

By: U.S. Bank Trust National Association,
not in its individual capacity but solely as Owner Trustee

/s/ Maritza Hernandez
By: Maritza Hernandez
Title: Vice President

COMPUTERSHARE TRUST COMPANY, N.A.,
not in its individual capacity but solely as 2019-2 Collateral Agent, the 2023-1 Trustee, the 2023-2 Trustee, the 2023-3 Trustee, the 2023-5 Trustee, the 2024-A Trustee, the 2024-1 Trustee, the 2024-2 Trustee, the 2024-3 Trustee, the 2024-B Collateral Agent, the 2025-1 Trustee, the 2025-2 Trustee, the 2026-1 Trustee, the 2026-2 Trustee and the WF Warehouse Collateral Agent

/s/ Tracy M. McLamb
By: Tracy M. McLamb
Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender, as the 2021-1 Collateral Agent and as Collateral Agent under the Fifth Third Warehouse Documents

/s/ Dylan James
By: Dylan James
Title: Vice President

BANK OF MONTREAL,
as Lender, as Collateral Agent under the BMO Warehouse Documents and as the 2022-2 Collateral Agent

/s/ Karen Louie
By: Karen Louie
Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
successor by merger to Comerica Bank
as Agent

/s/ Dylan James
By: Dylan James
Title: Vice President

FLAGSTAR BANK, NATIONAL ASSOCIATION,
as Lender and Collateral Agent

/s/ Devin T. Krompetz
By: Devin T. Krompetz
Title: Vice President

CITIZENS BANK, N.A.,
as Lender and Collateral Agent

/s/ Gordon Wong
By: Gordon Wong
Title: Director

APPENDIX A
DEFINITIONS
2019-2 Financing Documents: The Loan and Security Agreement, dated as of August 28, 2019, among Funding 2019-2, CAC, and Wells Fargo Bank, National Association, and the documents related thereto, as amended from time to time.
2021-1 Financing Documents: The Loan and Security Agreement, dated as of January 29, 2021, among Funding 2021-1, CAC, Fifth Third Bank, National Association, and Systems & Services Technologies, Inc., as the backup servicer, and the documents related thereto, as amended from time to time.
2022-2 Financing Documents: The Loan and Security Agreement, dated as of December 15, 2022, among Funding 2022-2, CAC, The Bank of Montreal, BMO Capital Markets Corp., and Computershare Trust Company, N.A., as the backup servicer, and the documents related thereto, as amended from time to time.
2023-1 Indenture: The Indenture, dated as of March 16, 2023, between the 2023-1 Trustee and the 2023-1 Trust, as amended from time to time.
2023-1 Securitization Documents: The Sale and Servicing Agreement, dated as of March 16, 2023, among the 2023-1 Trust, Funding 2023-1, CAC, the 2023-1 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2023-1 Indenture, and the documents related thereto, as amended from time to time.
2023-2 Indenture: The Indenture, dated as of May 25, 2023, between the 2023-2 Trustee and the 2023-2 Trust, as amended from time to time.
2023-2 Securitization Documents: The Sale and Servicing Agreement, dated as of May 25, 2023, among the 2023-2 Trust, Funding 2023-2, CAC, the 2023-2 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2023-2 Indenture, and the documents related thereto, as amended from time to time.
2023-3 Indenture: The Indenture, dated as of August 24, 2023, between the 2023-3 Trustee and the 2023-3 Trust, as amended from time to time.
2023-3 Securitization Documents: The Sale and Servicing Agreement, dated as of August 24, 2023, among the 2023-3 Trust, Funding 2023-3, CAC, the 2023-3 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2023-3 Indenture, and the documents related thereto, as amended from time to time.
2023-5 Indenture: The Indenture, dated as of December 21, 2023, between the 2023-5 Trustee and the 2023-5 Trust, as amended from time to time.
2023-5 Securitization Documents: The Sale and Servicing Agreement, dated as of December 21, 2023, among the 2023-5 Trust, Funding 2023-5, CAC, the 2023-5 Trustee, and

Computershare Trust Company, N.A., as the Backup Servicer, the 2023-5 Indenture, and the documents related thereto, as amended from time to time.
2024-1 Indenture: The Indenture, dated as of March 28, 2024, between the 2024-1 Trustee and the 2024-1 Trust, as amended from time to time.
2024-1 Securitization Documents: The Sale and Servicing Agreement, dated as of March 28, 2024, among the 2024-1 Trust, Funding 2024-1, CAC, the 2024-1 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2024-1 Indenture, and the documents related thereto, as amended from time to time.
2024-2 Indenture: The Indenture, dated as of June 20, 2024, between the 2024-2 Trustee and the 2024-2 Trust, as amended from time to time.
2024-2 Securitization Documents: The Sale and Servicing Agreement, dated as of June 20, 2024, among the 2024-2 Trust, Funding 2024-2, CAC, the 2024-2 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2024-2 Indenture, and the documents related thereto, as amended from time to time.
2024-3 Indenture: The Indenture, dated as of September 26, 2024, between the 2024-3 Trustee and the 2024-3 Trust, as amended from time to time.
2024-3 Securitization Documents: The Sale and Servicing Agreement, dated as of September 26, 2024, among the 2024-3 Trust, Funding 2024-3, CAC, the 2024-3 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2024-3 Indenture, and the documents related thereto, as amended from time to time.
2024-A Indenture: The Indenture, dated as of February 27, 2024, between the 2024-A Trustee and the 2024-A Trust, as amended from time to time.
2024-A Securitization Documents: The Sale and Servicing Agreement, dated as of February 27, 2024, among the 2024-A Trust, Funding 2024-A, CAC, the 2024-A Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2024-A Indenture, and the documents related thereto, as amended from time to time.
2024-B Financing Documents: The Loan and Security Agreement, dated as of December 20, 2024, among Funding 2024-B, CAC, the lenders from time to time party thereto, Wells Fargo Bank, National Association, and Computershare Trust Company, N.A., as the backup servicer and as the 2024-B Collateral Agent, and the documents related thereto, as amended from time to time.
2025-1 Indenture: The Indenture, dated as of March 27, 2025, between the 2025-1 Trustee and the 2025-1 Trust, as amended from time to time.
2025-1 Securitization Documents: The Sale and Servicing Agreement, dated as of March 27, 2025, among the 2025-1 Trust, Funding 2025-1, CAC, the 2025-1 Trustee, and

Computershare Trust Company, N.A., as the Backup Servicer, the 2025-1 Indenture, and the documents related thereto, as amended from time to time.
2025-2 Indenture: The Indenture, dated as of November 13, 2025, between the 2025-2 Trustee and the 2025-2 Trust, as amended from time to time.
2025-2 Securitization Documents: The Sale and Servicing Agreement, dated as of November 13, 2025, among the 2025-2 Trust, Funding 2025-2, CAC, the 2025-2 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2025-2 Indenture, and the documents related thereto, as amended from time to time.
2026-1 Indenture: The Indenture, dated as of May 5, 2026, between the 2026-1 Trustee and the 2026-1 Trust, as amended from time to time.
2026-1 Securitization Documents: The Sale and Servicing Agreement, dated as of May 5, 2026, among the 2026-1 Trust, Funding 2026-1, CAC, the 2026-1 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2026-1 Indenture, and the documents related thereto, as amended from time to time.
2026-2 Indenture: The Indenture, dated as of August 20, 2026, between the 2026-2 Trustee and the 2026-2 Trust, as amended from time to time.
2026-2 Securitization Documents: The Sale and Servicing Agreement, dated as of August 20, 2026, among the 2026-2 Trust, Funding 2026-2, CAC, the 2026-2 Trustee, and Computershare Trust Company, N.A., as the Backup Servicer, the 2026-2 Indenture, and the documents related thereto, as amended from time to time.
Advance: Amounts advanced to a Dealer upon the acceptance of a Contract by CAC pursuant to a Dealer Agreement.
BMO Warehouse Documents: The Amended and Restated Loan and Security Agreement, dated as of May 10, 2018, among Warehouse Funding IV, CAC, BMO Capital Markets Corp., BMO, Wells Fargo Bank, National Association and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
CAC Credit Facility Documents: The Sixth Amended and Restated Credit Acceptance Corporation Credit Agreement, dated as of June 23, 2014, by and among the banks signatory thereto, CAC Agent and CAC, and the documents related thereto, as amended from time to time.
CAC Entities: Each of CAC, Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, Warehouse Funding VIII, Funding 2026-2, Funding 2026-1, the 2026-2 Trust, the 2026-1 Trust, Funding 2025-2, the 2025-2 Trust, Funding 2025-1, the 2025-1 Trust, Funding 2024-B, Funding 2024-3, the 2024-3 Trust, Funding 2024-2, the 2024-2 Trust, Funding 2024-1, the 2024-1 Trust, Funding 2024-A, the 2024-A Trust, Funding 2023-5, the 2023-5 Trust, Funding 2023-3, the 2023-3 Trust, Funding 2023-2, the 2023-2 Trust, Funding 2023-1, the 2023-1 Trust, Funding 2022-2, Funding 2021-1 and Funding 2019-2.

Citizens Warehouse Documents: The Loan and Security Agreement, dated as of July 26, 2019, among Warehouse Funding VIII, CAC, Citizens Bank, N.A., Wells Fargo Bank, National Association and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Collections: All money, amounts or other payments received or collected by CAC, individually or as servicer, or any successor servicer or any other CAC entity with respect to a contract in the form of cash, checks, wire transfers or other form of payment in accordance with the Contracts or the Dealer Agreements, including, without limitation, with respect to Pool amounts collected under any other Pool which are Back-end Dealer Payments that have been set off by CAC or by CAC Agent pursuant to the CAC Credit Facility Documents, against amounts owing under such Pool.
Contract: A retail installment contract for the sale of motor vehicles assigned outright by Dealers to CAC or a subsidiary of CAC or written by Dealers in the name of CAC or a subsidiary of CAC (and funded by CAC or such subsidiary) or assigned by Dealers to CAC or a subsidiary of CAC, as nominee for the Dealer, for administration, servicing, and collection, in each case pursuant to an applicable Dealer Agreement.
Creditor: Each of CAC Agent, the WF Warehouse Collateral Agent, Fifth Third, BMO, Flagstar, Citizens, the 2026-2 Trustee, the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-B Collateral Agent, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2022-2 Collateral Agent, the 2021-1 Collateral Agent and the 2019-2 Collateral Agent.
Dealer: A person engaged in the business of the retail sale or lease of new or used motor vehicles, including both businesses exclusively selling used motor vehicles and businesses principally selling new motor vehicles, but having a used vehicle department, including any such person which constitutes an affiliate of CAC.
Dealer Agreement: The sales and/or servicing agreements between CAC or its subsidiaries and a participating Dealer which sets forth the terms and conditions under which CAC or its subsidiaries (i) accepts, as nominee for such Dealer, the assignment of Contracts for purposes of administration, servicing and collection and under which CAC or its subsidiary may make advances to such Dealers and (ii) accepts outright assignments of Contracts from Dealers or funds Contracts originated by such Dealer in the name of CAC or any of its subsidiaries, in each case as such agreements may be in effect from time to time.
Financing Documents: The CAC Credit Facility Documents, the Wells Fargo Warehouse Documents, the Fifth Third Warehouse Documents, the Flagstar Warehouse Documents, the BMO Warehouse Documents, the Citizens Warehouse Documents, the 2026-2 Securitization Documents, the 2026-1 Securitization Documents, the 2025-2 Securitization Documents, the 2025-1 Securitization Documents, the 2024-B Financing Documents, the 2024-3 Securitization Documents, the 2024-2 Securitization Documents, the 2024-1 Securitization Documents, the 2024-A Securitization Documents, the 2023-5 Securitization Documents, the 2023-3

Securitization Documents, the 2023-2 Securitization Documents, the 2023-1 Securitization Documents, the 2022-2 Financing Documents, the 2021-1 Financing Documents and the 2019-2 Financing Documents.
Fifth Third Warehouse Documents: The Loan and Security Agreement, dated as of September 25, 2014, among Warehouse Funding V, CAC, Fifth Third, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Flagstar Warehouse Documents: The Loan and Security Agreement, dated as of September 30, 2015, among Warehouse Funding VI, CAC, Flagstar, and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.
Pool: A grouping on the books and records of CAC or any of its subsidiaries of Advances or Contracts originated or to be originated with CAC or any of its subsidiaries by a Dealer and bearing the same pool identification number assigned by CAC’s computer system.
Prior Agreement: The Amended and Restated Intercreditor Agreement, dated as of May 5, 2025, among CAC, Warehouse Funding II, Warehouse Funding IV, Warehouse Funding V, Warehouse Funding VI, CAC Warehouse Funding LLC VII, Warehouse Funding VIII, Funding 2026-1, Funding 2025-2, Funding 2025-1, Funding 2024-B, Funding 2024-3, Funding 2024-2, Funding 2024-1, Funding 2024-A, Funding 2023-5, Funding 2023-3, Funding 2023-2, Funding 2023-1, Funding 2022-2, Funding 2021-1, Funding 2019-2, the 2026-1 Trust, the 2025-2 Trust, the 2025-1 Trust, the 2024-3 Trust, the 2024-2 Trust, the 2024-1 Trust, the 2024-A Trust, the 2023-5 Trust, the 2023-3 Trust, the 2023-2 Trust, the 2023-1 Trust, the 2026-1 Trustee, the 2025-2 Trustee, the 2025-1 Trustee, the 2024-3 Trustee, the 2024-2 Trustee, the 2024-1 Trustee, the 2024-A Trustee, the 2023-5 Trustee, the 2023-3 Trustee, the 2023-2 Trustee, the 2023-1 Trustee, the 2022-2 Collateral Agent, the 2021-1 Collateral Agent, the 2019-2 Collateral Agent, the WF Warehouse Collateral Agent, Fifth Third, BMO, Flagstar, Citizens and CAC Agent.
Purchase Agreement: The purchase agreements between CAC or its subsidiaries and a participating Dealer which sets forth the terms and conditions under which CAC or its subsidiaries purchases from a Dealer the Purchased Loans and related Contracts, as such agreements may be in effect from time to time.
Purchased Loan: A motor vehicle retail installment loan relating to the sale of an automobile or light-duty truck originated by a Dealer, purchased by CAC or a subsidiary from such Dealer and evidenced by a motor vehicle retail installment sales contract.
Wells Fargo Warehouse Documents: The Seventh Amended and Restated Loan And Security Agreement, dated as of April 30, 2021, among Warehouse Funding II, CAC and Wells Fargo Bank, National Association and the other parties from time to time party thereto, and the documents related thereto, as amended from time to time.